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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

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                         DATE OF REPORT: APRIL 15, 2003

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                            ROCKY SHOES & BOOTS, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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     Ohio                       0-21026                       31-1364046
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(STATE OR OTHER         (COMMISSION FILE NO.)               (IRS EMPLOYER
JURISDICTION OF                                         IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

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                              39 East Canal Street
                             Nelsonville, Ohio 45764
                                 (740) 753-1951
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                              --------------------


                                 Not Applicable

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                               -------------------

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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

     On April 15, 2003, Rocky Shoes & Boots, Inc., an Ohio corporation ("Rocky") completed the purchase of certain assets from Gates-Mills, Inc. ("Gates") pursuant to an Asset Purchase Agreement by and among Rocky as Buyer, Gates as Seller, and Robert Gates and Elizabeth Gates Camarra, as shareholders of Gates (the "Asset Purchase Agreement"). Under the terms of the Asset Purchase Agreement, Rocky acquired all of the intellectual property of Gates, including ownership of the Gates(R) trademark, selected raw material and finished goods inventory, and certain records in connection with the Gates business in exchange for $3,510,070 plus a deferred purchased price if sales by Rocky related to the Gates product line from date of the purchase through December 31, 2003 reach certain targets.

     The transaction was accomplished through arms-length negotiations between Rocky's management and Gates's management. There was no material relationship between the stockholders of Gates and Rocky or any of the Rocky's affiliates, any of Rocky's directors or officers, or any associate of any such Rocky director or officer, prior to this transaction.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Rocky intends to file the financial statements required by the item within 60 days of this initial Report on Form 8-K.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Rocky intends to file the financial statements required by the item within 60 days of this initial Report on Form 8-K.

         (c)      EXHIBITS.

                 EXHIBIT NO.                DESCRIPTION

                    2(a) Asset Purchase Agreement by and among Rocky Shoes & Boots, Inc. as Buyer, Gates-Mills, Inc. as Seller, Robert Gates and Elizabeth Gates Camarra as Shareholders of Seller.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ROCKY SHOES & BOOTS, INC.

Date:  April 30, 2003                 By:        /s/ James E. McDonald
                                         -------------------------------------
                                         James E. McDonald, Vice President and
                                         Chief Financial Officer


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                                  EXHIBIT INDEX

     EXHIBIT NO.                            DESCRIPTION

       2(a) Asset Purchase Agreement by and among Rocky Shoes & Boots, Inc. as Buyer, Gates-Mills, Inc. as Seller, Robert Gates and Elizabeth Gates Camarra as Shareholders of Seller.